SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 30, 2009

AIR T, INC.
(Exact Name of Registrant as Specified in its Charter)

                                     Delaware                                                                        0-11720                                                             52-1206400
                        (State or Other Jurisdiction                                 (Commission File Number)               (I.R.S. Employer
                                of Incorporation)                                                                                                                  Identification No.)

3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

               Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.                                Results of Operations and Financial Condition

On January 30, 2009, Air T, Inc. (the “Company”) issued a press release announcing its earnings for the three and nine months ended December 31, 2008.  A copy of such press release is furnished as Exhibit 99.1 hereto.

 Item 9.01.                                Financial Statements and Exhibits.

(c)           Exhibits

Exhibit 99.1	Press release of Air T, Inc. dated January 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 30, 2009

AIR T, INC.

By:	/s/ John Parry
John Parry, Vice President-Finance and Secretary

Exhibit Index

Exhibit	Description
Exhibit 99.1	Press release of Air T, Inc. dated January 30, 2009